Trade Accounts Receivable and Other Current Assets - Other Current Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Trade Accounts Receivable and Other Current Assets
Insurance claims for recoveries	$ 412	$ 124
Refund of value added tax	1,890	1,805
Prepaid expenses	1,452	1,158
Other receivables	7,878	2,539
Total other current assets	$ 11,632	$ 5,626